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                                                                    EXHIBIT 99.1

Slide 1:
West Bancorporation, Inc.

2004 Annual Shareholders' Meeting

April 15, 2004
4:30 p.m.
Iowa Independent Bankers Board Room

Slide 2:
West Bancorporation Vision

West Bancorporation will be the best financial solutions company in Iowa

Slide 3:
West Bank Business Mission

West Bank will be the recognized leader for providing financial solutions and community service in our markets. We will build long-term customer relationships and focus personalized solutions on:

                  -   Small to medium sized businesses
                  -   Associations, non-profit and governmental organizations
                  -   Targeted individual consumer groups
                  -   Correspondent banks

Slide 4:
West Bank People Mission

West Bank will provide a quality work environmental that attracts, fairly compensates, retains and develops people who serve our clients with superior financial solutions

Slide 5:
West Bancorporation Values

West Bancorporation will serve the best interest of its employees, communities and shareholders by working in partnership with our clients to provide superior financial solutions. We will ethically, aggressively and professionally serve the existing and future needs of our clients.
We will:

                  -   Place our clients' first
                  -   Demonstrate community leadership
                  -   Conduct ourselves with integrity and respect




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                  -   Provide a quality work environment that inspires our
                      employees to work in partnership with our clients and each other

Slide 6:
2003 Accomplishments

                  -   Became a $1 Billion bank
                  -   Acquired Iowa City branches on July 18
                  -   Acquired VMF Capital on October 1
                  -   Finalized transition of Iowa City branches into West Bank
                  -   Completed first phase of Strategic Planning

Slide 7:
Performance
($ in thousands)

                            2003                2002              % Change
                            ----                ----              --------
Net income                  $17,283             $16,376                5.5%
ROE                          19.48%              19.99%               -2.6%
ROA                           1.85%               1.95%               -5.1%
NIM                           3.77%               3.97%               -5.0%


Slide 8:
Ratios

                                    2003              2002             % Change
                                    ----              ----             --------
Equity: Assets                        9.3%              9.7%               -4.1%
Allow: Loans                         1.00%             0.92%                8.7%
Net C/O's: Avg Loans                 0.05%             0.14%              -64.3%
Nonperf: Loans                       0.30%             0.39%              -23.1%


Slide 9:
Per Share Data

                                  2003               2002              % Change
                                  ----               ----              --------
EPS                                 $1.08              $1.02                5.5%
Dividends                           $0.64              $0.62                3.2%
Book Value                          $5.78              $5.34                8.2%
Closing Price                      $17.28             $15.18               13.8%




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Slide 10:
Loans
($ in thousands)

                                        2003             2002           % Change
                                        ----             ----           --------
Commercial                             $244,173         $235,985             3.5%
Construction                            $44,200          $27,827            58.8%
Residential RE                          $76,853          $56,939            35.0%
Comm'l RE                              $204,673         $143,560            42.6%
Consumer & Other                        $30,166          $24,263            24.3%
Total                                  $600,065         $488,574            22.8%


Slide 11:
Deposits
($ in thousands)

                                   2003               2002             % Change
                                   ----               ----             --------
Regular Checking                  $172,071           $145,208              18.5%
NOW                                $46,113            $38,241              20.6%
Savings                            $86,345            $86,390               0.0%
Money Market                      $270,603           $214,145              26.4%
CD's                              $129,942           $129,114               0.6%
Total                             $705,074           $613,098              15.0%


Slide 12:
Peer Group Comparison

   -      Ohio Valley Banc Corp.
                $707 million, Ohio
   -      AmericanWest Bancorporation
                $1.02 billion, Washington
   -      Bank of Granite Corporation
                $971 million, North Carolina
   -      Summit Bancshares
                $795 million, Texas

Source for all peer group data: SNL Financial, Inc.


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Slide 13:
(graph)
2003 Return on Equity

Ohio Valley Banc Corp      12.43%
AmericanWest Bancorp       15.87%
Bank of Granite Corp       11.40%
Summit Bancshares          14.43%
West Bancorp               19.48%

Slide 14:
(graph)
2003 Return on Assets

Ohio Valley Banc Corp       0.93%
AmericanWest Bancorp        1.47%
Bank of Granite Corp        1.78%
Summit Bancshares           1.32%
West Bancorp                1.85%

Slide 15:
(graph)
2003 EPS Growth

Ohio Valley Banc Corp      13.41%
AmericanWest Bancorp       21.82%
Bank of Granite Corp        1.80%
Summit Bancshares           6.16%
West Bancorp                5.50%

Slide 16:
(graph)
2003 Dividend Payout Ratio

Ohio Valley Banc Corp      38.17%
AmericanWest Bancorp        0.00%
Bank of Granite Corp       41.59%
Summit Bancshares          33.55%
West Bancorp               59.26%


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Slide 17:
(graph)
P/E Ratio at April 7, 2004

Ohio Valley Banc Corp      18.49%
AmericanWest Bancorp       14.92%
Bank of Granite Corp       18.42%
Summit Bancshares          18.36%
West Bancorp               16.18%

Slide 18:
(graph)
Stock Price as a % of Book Value as of April 7, 2004

Ohio Valley Banc Corp     221.22%
AmericanWest Bancorp      210.42%
Bank of Granite Corp      199.52%
Summit Bancshares         254.79%
West Bancorp              302.42%

Slide 19:
(graph)
Shareholders' Total Return for 2003

Ohio Valley Banc Corp      34.52%
AmericanWest Bancorp       64.02%
Bank of Granite Corp       24.61%
Summit Bancshares          44.66%
West Bancorp               18.16%
MW Banks                   28.00%

Slide 20:
(graph)
Total Return December 2, 2003 through April 7, 2004

Ohio Valley Banc Corp      27.35%
AmericanWest Bancorp       -2.18%
Bank of Granite Corp      -12.15%
Summit Bancshares           0.43%
West Bancorp               -3.32%
MW Banks                    5.89%
ACB Nasdaq                  4.29%


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Slide 21:
(graph)
3 Year Total Return - 2001-2003

Ohio Valley Banc Corp      24.75%
AmericanWest Bancorp      169.75%
Bank of Granite Corp       24.76%
Summit Bancshares          38.30%
West Bancorp               78.04%
MW Banks                   26.20%

Slide 22:
2004 Initiatives

Our 2004 initiatives will focus on three strategic directions:

                -  Human capital
                -  Growth
                -  Marketing

Slide 23:
2004 Initiatives

Human Capital -- Strategic Goals

   - Ensure that all employees have the right work environment to do their jobs efficiently and effectively
   - Position West Bank employees for future growth as well as company and employee success
   - Develop a competitive compensation and recognition structure that is predicated upon objective measurement of performance

Slide 24:
2004 Initiatives

Growth -- Strategic Goals

   - Develop and implement a plan for organic growth from existing operations and resources
   - Implement a plan for growth through acquisitions with the following characteristics:
          -  Acquisitions will account for no more than 60% of the 5 year CAGR
          -  No acquisition will dilute EPS on an annualized basis



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Slide 25:
2004 Initiatives

Marketing -- Strategic Goal

   - Enhance our business plan to support profitable and measurable growth targets through:
          -  Greater emphasis on new business development and customer retention
          -  Better customer information systems
          -  Expand targeted marketing

Slide 26:
2004 Initiatives

How will we accomplish our strategic goals?

   -   We will use our most important asset -- our employees
   -   We will use pride, professionalism and performance in everything we do

Slide 27:
2004 Initiatives

How will we measure success?

   -   Define financial benchmarks
           -  Return on equity
           -  Return on Assets
           -  Earning per share growth
           -  Return to shareholders
   -   Customer satisfaction
   -   Market and wallet share

Slide 28:
What is our ultimate goal?

Achieve our Vision, live our Missions and practice our Values


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Slide 29:
West Bancorporation, Inc.

Certain peer group information provided herein was obtained from SNL Financial, Inc. West Bancorporation, Inc. did not prepare this information. The inclusion of this information is not and does not imply an affiliation, sponsorship, adoption, endorsement, approval, investigation, verification or monitoring by West Bancorporation, Inc. of any such information. In no event shall West Bancorporation, Inc. be responsible for such information or your use of such information. The information in this presentation does not constitute an offer to sell or solicitation of an offer to buy any security.

The information contained in this presentation may contain forward-looking statements about the Company's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, and customer's acceptance of the Company's products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.